THE HERZFELD
                                CARIBBEAN BASIN
                                   FUND, INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 2001

================================================================================

THE HERZFELD CARIBBEAN BASIN FUND, INC.
The Herzfeld Building
PO Box 161465
Miami, FL  33116
(305) 271-1900

INVESTMENT ADVISOR
HERZFELD / CUBA
a division of Thomas J. Herzfeld Advisors, Inc.
PO Box 161465
Miami, FL  33116
(305) 271-1900

TRANSFER AGENT & REGISTRAR
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA  02116
(617) 443-6870

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street, 5th Floor
Boston, MA  02116

COUNSEL
Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Kaufman, Rossin & Co.
2699 South Bayshore Drive
Miami, FL  33133

--------------------------------------------------------------------------------
The Herzfeld Caribbean Basin Fund's investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Advisor's view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which consist of Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia and Venezuela. The fund invests at least 65% of its total assets in a broad range of securities of issuers including U.S.-based companies, which engage in substantial trade with and derive substantial revenue from operations in the Caribbean Basin Countries.
--------------------------------------------------------------------------------

                          Listed Nasdaq SmallCap Market
                                  Symbol: CUBA

LETTER TO STOCKHOLDERS
================================================================================

February 6, 2002                                                [PICTURE]
                                                            Thomas J. Herzfeld
                                                          Chairman and President

Dear Fellow Stockholders:

We are pleased to present our semi-annual report for the period ended December 31, 2001. On that date our net assets were $6,826,606 and net asset value per share was $4.07 after payment of a distribution of $0.1551 per share; compared with $8,183,937 (net asset value at $4.88 per share) twelve months earlier. This represents a loss of 13.4% in net asset value after adjustment for the distribution. Our share price declined 7.5% (after adjustment for the distribution) from $3.81 to $3.37 over the same period.

It would be difficult to pick a portfolio that was more vulnerable to the events of September 11th than ours. For instance, we have no defense issues and no gold, and our Fund is invested in a region principally dependent on tourism. Consequently many of our holdings, especially the cruise lines, were particularly hard hit last fall. Case in point, Royal Caribbean Cruises Ltd.
(RCL), which closed at $21.31 on September 10th, collapsed to below $8.00 per share by September 21st. And Carnival Corp. (CCL) fell from $28.52 to as low at $17.00 over the same period. The good news is that both have made very solid recoveries. Since last year's lows, CCL has recovered 54.6% to $26.15, as of February 5, 2002, and RCL is 122% higher than its worst level in 2001, closing at $17.22 on February 5, 2002.

On an even more promising note, last year the United States relaxed, for the first time, its embargo with respect to Cuba, permitting food shipments to that country. Seaboard Corporation (SEB), which has containerized cargo ships operating in the Caribbean and is also in the food business has a trading pattern similar to that of the cruise lines. Its shares fell from $241 on September 10th to $190 on October 2nd and since then have moved above $300 per share.

================================================================================

PREMIUM/DISCOUNT OF THE HERZFELD CARIBBEAN BASIN FUND FROM INCEPTION

[GRAPHIC OMITTED]

PREMIUM/DISCOUNT

As the graph above depicts, the Fund has traded at both premiums and discounts every year except its year of inception in which it traded only at a premium. As I have stated before, we believe that closed-end funds trading at discounts to net asset value represent good value. Following this philosophy, I have added to my personal holdings of The Herzfeld Caribbean Basin Fund during the year.

LARGEST ALLOCATIONS

The following tables present our largest investments and geographic allocations as of December 31, 2001.

--------------------------------------    -----------------------------------------------------
Geographic             % of Net Assets    Largest Portfolio Positions           % of Net Assets
Allocation

USA                        46.68%         Florida East Coast Industries Inc.         19.91%
Mexico                     18.48%         The Mexico Fund, Inc.                       7.22%
Panama                     11.03%         PanAmerican Beverage Inc. Cl. A             6.92%
Cayman Islands              7.56%         Florida Rock Industries Inc.                5.63%
Netherlands Antilles        4.35%         Consolidated Water Co. Ltd.                 5.42%
Puerto Rico                 3.53%         Orthofix International N.V.                 4.35%
Latin American Regional     3.38%         Carnival Corp.                              4.15%
Belize                      1.36%         Banco Latinoamericano de Exportaciones      4.11%
Dominican Republic          1.04%         WorldCom Inc.                               3.73%
Costa Rica                  1.04%         Seaboard Corporation                        3.59%
Virgin Islands              0.57%         -----------------------------------------------------
Venezuela                   0.20%
Colombia                    0.18%
Cuba                        0.00%
--------------------------------------

================================================================================

Daily net asset values and press releases on the Fund are available on the Internet at www.herzfeld.com.

I would like to take this time to thank the members of the Board of Directors for their hard work and guidance and also to thank you, my fellow stockholders, for your continued support and suggestions.

                                        Sincerely,

                                        /s/ Thomas J. Herzfeld

                                        Thomas J. Herzfeld
                                        Chairman of the Board and President

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (UNAUDITED)
================================================================================

   Shares or
Principal Amount           Description                                  Value
----------------           -----------                                  -----

COMMON STOCKS - 99.40% OF NET ASSETS

Banking and finance - 4.29%
   8,000   Bancolombia S.A.                                           $   12,480
  10,000   Banco Latinoamericano de Exportaciones                        280,500

Communications - 11.23%
  52,000   AT&T Latin America Corp.                                       61,360
   2,400   Atlantic Tele-Network*                                         33,960
   6,750   Corecomm, Inc.*                                                 1,080
  16,000   Grupo Radio Centro S.A. ADR                                    97,280
   5,500   Grupo Televisa S.A. GDR                                       237,490
  19,000   Tricom S.A. ADR                                                71,250
  18,100   WorldCom Inc.-WCOM                                            254,848
     724   WorldCom Inc.-MCI                                               9,195

Conglomerates - 11.23%
  42,024   Carlisle Holdings, Inc.                                        92,453
     200   Grupo Imsa S.A.                                                 1,884

Construction and related - 9.98%
  12,000   Bufete Industrial S.A. ADR840
  13,000   Empresas ICA Sociedad Controladora ADR                         33,670
  10,500   Florida Rock Industries, Inc.                                 384,090
  17,950   Mastec, Inc.                                                  124,753
   7,300   Puerto Rican Cement Co.                                       137,970

Consumer products and related manufacturing - 15.24%
 800,000   Atlas Electricas S.A.                                          71,120
   1,918   Buenos Aires Embotelladora S.A. (Note 2)*                          10
  11,400   Coca Cola Femsa S.A.                                          228,798
   6,400   Grupo Casa Autrey S.A. ADR                                     41,600
  31,800   PanAmerican Beverage Inc. Cl. A                               472,548
   1,500   Savia S.A. ADR                                                  1,725
  13,000   Vitro Sociedad Anonima ADR                                     27,950
  13,850   Watsco Incorporated                                           196,670

Investment companies - 9.69%
  11,511   The Latin America Equity Fund, Inc.                           139,859
   3,000   The Latin American Discovery Fund, Inc.                        29,100
  30,000   The Mexico Fund, Inc.                                         492,600

                            See accompanying notes.

---------------------------
*Non-income producing

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001 (UNAUDITED)
================================================================================

   Shares or
Principal Amount           Description                                  Value
----------------           -----------                                  -----

Leisure - 7.48%
  10,100   Carnival Corp.                                             $  283,608
   1,500   Grand Adventure Tour & Travel                                       8
  14,000   Royal Caribbean Cruises Ltd.                                  226,800

Medical - 4.35%
   8,000   Orthofix International N.V.*                                  296,820

Railroad and landholdings - 19.91%
  58,700   Florida East Coast Industries Inc.                          1,358,905

Retail - 0.08%
   2,500   Little Switzerland Inc.*                                        5,150

Trucking and marine freight - 5.93%
     800   Seaboard Corporation                                          244,800
  46,600   Trailer Bridge, Inc.                                           61,978
  10,000   Transportacion Maritima Mexicana ADR                           98,000

Utilities - 7.56%
  12,000   Caribbean Utilities Ltd. Cl. A                                146,400
  32,600   Consolidated Water Co. Ltd.                                   369,684

Other - 1.69%
     193   Seabulk Intl. warrants                                             73
   2,414   Mantex S.A.I.C.A.                                              13,145
  29,200   Margo Caribe, Inc.*                                           102,200
     833   Siderurgica Venezolana Sivensa ADR                                211
  20,000   Xcelera, Inc.                                                  41,000
                                                                      ----------

Total common stocks (cost $7,800,273)                                  6,785,864

Bonds - 0% of net assets

$165,000   Republic of Cuba - 4.5%, 1977 - in default
           (cost $63,038) (Note 2)*                                           --

Other assets less liabilities -  0.60% of net assets                      40,742
                                                                      ----------

Net assets - 100%                                                     $6,826,606
                                                                      ----------

                            See accompanying notes.

---------------------------
*Non-income producing

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2001 (UNAUDITED)
================================================================================

ASSETS

   Investment in securities, at value (cost $7,800,273) (Note 2)    $ 6,785,864
   Cash                                                                 219,375
   Dividends and interest receivable                                    117,256
   Other assets                                                          36,943
                                                                    -----------

      TOTAL ASSETS                                                    7,159,438

LIABILITIES

   Dividends payable                                 $   260,201
   Accrued investment advisor fee (Note 3)                26,985
   Other payables                                         45,646
                                                     -----------
      TOTAL LIABILITIES                                                 332,832
                                                                    -----------
NET ASSETS (Equivalent to $4.06 per share
   based on 1,677,636 shares outstanding)                           $ 6,826,606
                                                                    ===========

Net assets consist of the following:
   Common stock, $.001 par value; 100,000,000
    shares authorized; 1,677,636 shares issued
    and outstanding                                                 $     1,678
   Additional paid-in capital                                         8,362,502
   Undistributed net investment loss                                   (851,536)
   Undistributed net realized gain on investments                       328,370
   Net unrealized loss on investments                                (1,014,408)
                                                                    -----------

      TOTAL                                                         $ 6,826,606
                                                                    ===========

                            See accompanying notes.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2001 (UNAUDITED)
================================================================================

INVESTMENT INCOME
   Dividends                                                        $    53,620

EXPENSES
   Investment advisor fee (Note 3)                   $    55,000
   Custodian fees                                         27,000
   Professional fees                                      18,247
   Transfer agent                                          8,871
   Insurance                                               8,396
   Directors fees                                          3,900
   Printing                                                2,800
   Postage                                                 3,041
   Listing fees                                            4,000
   Proxy services                                          1,338
   Miscellaneous                                           4,815
                                                     -----------
      Total expenses                                                    137,408
                                                                    -----------
      INVESTMENT LOSS - NET                                             (83,788)

REALIZED AND UNREALIZED GAIN/LOSS
   ON INVESTMENTS
   Net realized gain on investments                      (14,023)
   Change in unrealized gain on investments           (1,458,016)
                                                     -----------

      NET LOSS ON INVESTMENTS                                        (1,472,039)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                    ($1,555,827)
                                                                    ===========

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                     SIX MONTHS
                                                       ENDED           YEAR
                                                      12/31/01         ENDED
                                                     (UNAUDITED)      6/30/01
                                                     -----------    -----------

INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
   Investment loss - net                             ($   83,788)   ($  112,818)
   Net realized gain (loss) on investments               (14,023)       382,758
   Change in unrealized gain (loss) on investments    (1,458,016)       (51,785)
                                                     -----------    -----------
      Net decrease in net assets from operations      (1,555,827)      (218,155)

DISTRIBUTIONS TO STOCKHOLDERS FROM:
   Net investment income and short-term
      realized gains                                    (170,448)            --
   Realized gains - long-term                            (89,753)            --
                                                     -----------    -----------
      Total distributions                               (260,201)            --

TOTAL INCREASE (DECREASE) IN NET ASSETS              ($1,816,028)   ($  218,155)

NET ASSETS:

   Beginning of period                               $ 8,642,634    $ 8,424,479
                                                     -----------    -----------
   End of period                                     $ 6,826,606    $ 8,642,634
                                                     ===========    ===========

                            See accompanying notes.

FINANCIAL HIGHLIGHTS
================================================================================

                                          Six Months
                                             Ended                       Year Ended June 30
                                           12/31/01      --------------------------------------------------
                                          (unaudited)      2001          2000          1999          1998
                                          -----------      ----          ----          ----          ----
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period       $   5.15      $   5.02      $   6.12      $   6.43      $   6.34
Operations:
   Net investment loss                        (0.05)        (0.07)        (0.10)        (0.11)        (0.01)
   Net realized and unrealized gain
     (loss) on investments                    (0.88)         0.20         (1.00)         0.51          0.54
                                           --------      --------      --------      --------      --------
      Total from (to) operations              (0.93)         0.13         (1.10)         0.40          0.53
                                           --------      --------      --------      --------      --------
Distributions:
   From net investment income and
    net realized gains                        (0.15)           --            --         (0.71)        (0.44)
                                           --------      --------      --------      --------      --------
      Total distributions                     (0.15)           --            --         (0.71)        (0.44)
                                           --------      --------      --------      --------      --------

Net asset value, end of period             $   4.07      $   5.15      $   5.02      $   6.12      $   6.43
                                           --------      --------      --------      --------      --------

Per share market value, end of period      $   3.37      $   4.20      $   5.06      $   6.00      $   6.00
                                           --------      --------      --------      --------      --------

Total investment return (loss) based on
 market value per share                      (32.05%)      (17.04%)      (15.63%)       11.83%        23.54%
                                           --------      --------      --------      --------      --------

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000's)       $  6,827      $  8,643      $  8,424      $ 10,272      $ 10,784
                                           --------      --------      --------      --------      --------

Ratio of expenses to average net assets      3.74%1          3.11%         3.11%         3.30%         3.21%
                                           --------      --------      --------      --------      --------
Ratio of investment loss -
 net to average net assets                 (2.28%)1         (1.33%)       (1.76%)       (1.95%)       (0.14%)
                                           --------      --------      --------      --------      --------

Portfolio turnover rate                           4%           27%           10%           59%           40%
                                           --------      --------      --------      --------      --------

---------------------------------
1 This ratio has been annualized; however, the percentage shown is not necessarily indicative of results for a full year.

NOTES TO FINANCIAL STATEMENTS
================================================================================

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Related Matters
--------------------------------

The Herzfeld Caribbean Basin Fund, Inc. (the Fund) is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940. The Fund commenced investing activities in January, 1994. The Fund is listed on the Nasdaq SmallCap Market and trades under the symbol "CUBA".

The Fund's investment objective is to obtain long-term capital appreciation. The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin Country. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities.

The Fund's custodian and transfer agent is Investors Bank & Trust Company, based in Boston, Massachusetts.

Security Valuation
------------------

Investments in securities traded on a national securities exchange (or reported on the Nasdaq National Market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors.

Income Recognition
------------------

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Deposits with Financial Institutions
------------------------------------

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

Use of Estimates in the Preparation of Financial Statements
-----------------------------------------------------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================

Income Taxes
------------

The Fund qualifies as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) is not subject to federal income tax on taxable income (including realized capital gains) that is distributed to stockholders.

The Fund has adopted a June 30 year-end for federal income tax purposes.

Distributions to Stockholders
-----------------------------

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

NOTE 2. NON-MARKETABLE SECURITIES OWNED

Investment in securities includes the following securities for which readily ascertainable market values were not available:

$165,000 principal, 4.5%, 1977 Republic of Cuba bonds purchased for $63,038. The bonds are listed on the New York Stock Exchange and had been trading in default since 1960. A "regulatory halt" on trading was imposed by the New York Stock Exchange in July, 1995. As of December 31, 2001 , the position was valued at -0-by the Board of Directors, which believes this approximates the bonds' fair value.

NOTE 3. TRANSACTIONS WITH AFFILIATES

HERZFELD / CUBA (the Advisor), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund's investment advisor and charges a monthly fee at the annual rate of 1.45% of the Fund's average monthly net assets.

During the six months ended December 31, 2001, the Fund paid $3,404 of brokerage commissions to Thomas J. Herzfeld & Co., Inc., an affiliate of the Advisor.

NOTE 4. INVESTMENT TRANSACTIONS

During the six months ended December 31, 2001, purchases and sales of investment securities, other than government securities, were $284,409 and $844,850, respectively.

At December 31, 2001, the Fund's investment portfolio had gross unrealized gains of $1,146,404 and gross unrealized losses of $2,160,812, resulting in a net unrealized loss of $1,014,408.

RESULTS OF NOVEMBER 14, 2001 STOCKHOLDER MEETING
================================================================================

The annual meeting of stockholders of the Fund was held on November 14, 2001. At the meeting three nominees for Director was elected as follows:

                                Votes for     Votes withheld
     Cecilia Gondor-Morales     1,329,073         31,173
     Kenneth A.B. Trippe        1,325,074         35,172
     Ann S. Lieff               1,325,019         35,227

The terms of office as directors of Thomas J. Herzfeld and Albert L. Weintraub continued after the meeting.

PRIVACY POLICY
================================================================================

INFORMATION WE COLLECT

We collect nonpublic information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others through transactions and conversations over the telephone.

INFORMATION WE DISCLOSE

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

OFFICERS AND DIRECTORS
================================================================================
THOMAS J. HERZFELD
     Chairman of the Board, President
     and Portfolio Manager

CECILIA L. GONDOR-MORALES
     Secretary, Treasurer and Director

ANN S. LIEFF
     Director

KENNETH A.B. TRIPPE
     Director

ALBERT L. WEINTRAUB
     Director

THE HERZFELD CARIBBEAN BASIN FUND, INC.
The Herzfeld Building
PO Box 161465
Miami, FL 33116